American Century Investments®
Quarterly Portfolio Holdings
Avantis® Moderate Allocation ETF (AVMA)
November 30, 2023

Avantis Moderate Allocation ETF - Schedule of Investments
NOVEMBER 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 47.9%
Avantis Real Estate ETF	1,970	79,608
Avantis U.S. Equity ETF	14,693	1,132,242
Avantis U.S. Large Cap Value ETF	7,190	391,280
Avantis U.S. Small Cap Equity ETF	2,838	128,505
Avantis U.S. Small Cap Value ETF	1,593	128,013
		1,859,648
Domestic Fixed Income Funds — 32.6%
Avantis Core Fixed Income ETF	20,867	846,783
Avantis Short-Term Fixed Income ETF	9,136	420,530
		1,267,313
International Equity Funds — 19.5%
Avantis Emerging Markets Equity ETF	3,033	167,331
Avantis Emerging Markets Value ETF	2,510	113,491
Avantis International Equity ETF	4,869	282,353
Avantis International Large Cap Value ETF	2,814	139,884
Avantis International Small Cap Value ETF	909	54,195
		757,254
TOTAL UNDERLYING FUNDS (Cost $3,829,529)		3,884,215
SHORT-TERM INVESTMENTS†
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $1,483)	1,483	1,483
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $3,831,012)		3,885,698
OTHER ASSETS AND LIABILITIES†		(86)
TOTAL NET ASSETS — 100.0%		$3,885,612

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in a combination of Avantis exchange-traded funds (the underlying funds). The underlying funds represent a broadly diversified basket of equity and fixed income securities. The portfolio holdings of each underlying fund are available at americancentury.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Trustees oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended November 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Real Estate ETF	$40	$53	$14	$1	$80	2	$1	$1
Avantis U.S. Equity ETF	594	729	212	21	1,132	15	13	3
Avantis U.S. Large Cap Value ETF	207	255	75	4	391	7	3	1
Avantis U.S. Small Cap Equity ETF	68	86	24	(1)	129	3	1	—
Avantis U.S. Small Cap Value ETF	69	82	24	1	128	2	1	—
Avantis Core Fixed Income ETF	453	552	163	5	847	21	6	7
Avantis Short-Term Fixed Income ETF	227	274	83	3	421	9	1	3
Avantis Emerging Markets Equity ETF	87	107	31	4	167	3	2	—
Avantis Emerging Markets Value ETF	59	72	21	3	113	3	1	—
Avantis International Equity ETF	147	183	53	5	282	5	3	—
Avantis International Large Cap Value ETF	74	89	26	3	140	3	2	—
Avantis International Small Cap Value ETF	29	34	10	1	54	1	1	—
	$2,054	$2,516	$736	$50	$3,884	74	$35	$15
(1)Distributions received includes distributions from net investment income and from capital gains, if any.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.